T. Rowe Price Spectrum Growth Fund

Supplement to Summary Prospectus Dated May 1, 2011

Effective September 1, 2011, the T. Rowe Price Real Assets Fund is being added to the list of underlying funds in which the T. Rowe Price Spectrum Growth Fund can invest.

Under “Principal Investment Strategies,” the following is added to the Asset Allocation Ranges for Underlying Funds table:

Growth Fund	Investment Range
Real Assets	0-10%

The date of this supplement is August 15, 2011.

F89-041-S    8/15/11